UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 18, 2009 (March 12, 2009)

IMPLANT SCIENCES CORPORATION
(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

600 Research Drive
Wilmington, Massachusetts 01887
 (Address of Principal Executive Offices, including Zip Code)

(978) 752-1700
 (Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 12, 2009, Implant Sciences Corporation (the “Company”) and DMRJ Group LLC (the “Investor”), entered into a letter agreement (the “Consent Letter”), pursuant to which the Investor has consented, notwithstanding the terms of Section 3.30 of the Note and Warrant Purchase Agreement, dated December 10, 2008, between the Company and the Investor (the “Purchase Agreement”), to grant the Company access to $250,000 out of the funds currently held in a Blocked Account (as such term is defined in the Purchase Agreement), and to decrease the Minimum Balance (as such term is defined in the Purchase Agreement) in the Blocked Account to $250,000, in each case, for the period commencing on the date of the Consent Letter through, but not including, April 15, 2009.

The effect of the Consent Letter is to make $250,000 of previously restricted cash available to the Company until the close of business on April 14, 2009. The Company will again be required to comply with Section 3.30 of the Purchase Agreement, which requires the Company to maintain a Minimum Balance of not less than $500,000 in the Blocked Account, on and after April 15, 2009. Any breach of Section 3.30 of the Purchase Agreement would, in addition to all other remedies which may be available to the Investor, entitle the Investor to require the Company to engage in a sale process satisfactory to the Investor in its sole discretion.

In consideration of the Investor’s execution of the Consent Letter, on March 12, 2009, the Company amended and restated (i) its Senior Secured Convertible Promissory Note, dated December 10, 2008, in the principal amount of $5,600,000 (the “Original Note”), to reduce the Conversion Price (as such term is defined in the Original Note) from $.26 to $.18; and (ii) its Warrant, dated December 10, 2008, to purchase 1,000,000 shares of the Company’s common stock (the “Original Warrant”), to reduce the initial exercise price of the Original Warrant from $.26 to $.18 per share. Except as described in this Current Report, the terms of the Amended and Restated Senior Secured Convertible Promissory and the Amended and Restated Warrant are identical to the terms and conditions of the Original Note and the Original Warrant, respectively, as described in the Company’s Current Report on Form 8-K dated December 10, 2008 and filed with the Securities and Exchange Commission on December 16, 2008, which descriptions are incorporated herein by this reference.

Item 3.02	Unregistered Sales of Equity Securities

See the disclosures regarding the issuance of the Amended and Restated Senior Secured Convertible Promissory and the Amended and Restated Warrant in Item 1.01 above, which are incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.                                   Description

10.1	Letter Agreement, dated as of March 12, 2009, between Implant Sciences Corporation and DMRJ Group LLC.

10.2	Amended and Restated Senior Secured Convertible Promissory Note, dated December 10, 2008, in the principal amount of $5,600,000, issued by Implant Sciences Corporation to DMRJ Group LLC.

10.3	Amended and Restated Warrant to Purchase Shares of Common Stock, dated March 12, 2009, issued by Implant Sciences Corporation to DMRJ Group LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANT SCIENCES CORPORATION

By:  /s/  Glenn D. Bolduc
Glenn D. Bolduc
President and Chief Executive Officer

Date:  March 18, 2009

EXHIBIT INDEX

Exhibit No.                        Description

10.1	Letter Agreement, dated as of March 12, 2009, between Implant Sciences Corporation and DMRJ Group LLC.

10.2	Amended and Restated Senior Secured Convertible Promissory Note, dated December 10, 2008, in the principal amount of $5,600,000, issued by Implant Sciences Corporation to DMRJ Group LLC.

10.3	Amended and Restated Warrant to Purchase Shares of Common Stock, dated March 12, 2009, issued by Implant Sciences Corporation to DMRJ Group LLC.